Exhibit 99.3

Assignment of Membership Interest Agreement

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (Agreement) is made and entered into as of July 21, 2014, by and among THE 420 DEVELOPMENT CORPORATION and its wholly-owned subsidiary Brawnstone Security CO, Inc. (together hereinafter “Buyer(s)”), DANIEL UNSWORTH and HEATHER UNSWORTH (hereinafter the “Seller”) and BRAWNSTONE SECURITY, LLC, (the Company).

W I T N E S S E T H:

WHEREAS, Seller owns all of the outstanding membership interests (the” Interests”) in BRAWNSTONE SECURITY, LLC, AN OHIO LIMITED LIABILITY COMPANY (the Company).

WHEREAS, Seller desires to sell, and Buyer desires to purchase 70% of the Interests of the Company owned by Seller, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises, the mutual representations, warranties, covenants, and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.01 Agreement to Purchase and Sell Interests. Seller agrees to sell, transfer and assign to the Buyer, and the Buyer agrees to purchase, on the Closing Date (as defined in Section 3.04 below), 70% the Interests, free and clear of all security interests, pledges, liens, encumbrances, charges, or restrictions on the ownership, use, voting, transfer. The Interests of the Company shall be owned by the persons or entities as disclosed in Schedule 1.01 following Closing.

ARTICLE II

PURCHASE PRICE

2.01 Purchase Price. The Purchase Price of One Hundred Sixty Thousand Dollars ($160,000.00) to be paid by the Buyer including $100,000 in cash at Closing and the balance of $60,000 to be paid in accordance with Schedule 2.01.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer all of the following, each of which is material to and is being relied upon by Buyer. The representations and warranties of Seller hereunder are made based upon the knowledge of the directors and officers of Seller as set forth in this Section.

3.01 Organization and Standing. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio with full power and authority to own its properties and assets and to conduct its business as now conducted or proposed to be conducted. The Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Ohio with full power and authority to own its properties and assets and to conduct its business as now conducted or proposed to be conducted.

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3.02 Corporate Authority. Seller and the Company each have the full right, power, legal capacity, and authority to enter into and perform each of its obligations under this Agreement and to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement.

3.03 Title to Assets. Schedule 3.03 attached hereto contains a true and correct list and a description of all assets of the Company, including those owned personally by Seller that are used in the operation of the Company’s business, (collectively, the “Assets”), including, but not limited to, any and all inventory, trademarks, service marks, website addresses and other intellectual property; licenses and all other tangible and intangible assets owned by the Seller or Company that is necessary for operation of the Company. All of the Assets are owned by the Seller or Company free and clear of all Liens and not subject to any leases, except at disclosed in Schedule 3.03. Buyer and Seller shall take and agree to an itemized physical count of any inventory on the day prior to Closing to determine the actual inventory and adjust the Purchase Price, if necessary, as agreed upon by the parties hereto.

3.04 Closing. Closing of this transaction shall take place on or before July __, 2014 at a mutually agreed upon place that is acceptable to the parties hereto.

3.05 Costs. Each party to this Agreement shall bear their own costs related to the transaction, provided however, that costs associated with preparation of the transaction agreements shall be borne by the Buyer.

3.06 Representations and Warranties, and Further Agreement of Seller. Seller does hereby represent and warrant to, and covenant and agree with Buyer as follows:

(i) That no written notice from any governmental body has been served upon Seller claiming any violation of any law, ordinance, code or regulation or requiring or calling attention to the need for any remedies in order to comply with any laws, ordinances, codes or regulations with which Seller has not complied. If there are any such notices with which Seller has complied, Seller shall provide Buyer with copies thereof.

(ii) If Seller is notified of any legal or governmental or administrative act or proceeding instituted against the Assets prior to closing, Seller shall promptly give notice thereof to Buyer.

(iii) The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not (i) constitute a default under any instrument, document, license or obligation to which Seller is now or may become a party or by which Seller may be bound or affected, or (ii) violate any litigation to which Seller is a party.

(iv) Seller has not knowingly made any untrue statement of material fact or representation in connection with this Agreement, and all items, things, documents and instruments to be delivered by Seller to Buyer under the terms hereof, and which may be transferred by Seller to Buyer under the terms hereof, are and shall be true, correct and complete copies of what they purport to be. Said items, things, instruments and documents have not been amended or modified other than as so delivered, furnished and transferred to Buyer.

It is understood and agreed that this Agreement is specifically conditioned upon all the foregoing representations and warranties of Seller as set forth in this Agreement as being true and correct at closing; and if any of the foregoing representations or warranties of Seller as set forth are not true and correct at the time of closing, Buyer may (i) terminate this Agreement, and thereupon all rights and liabilities arising hereunder shall terminate, or (ii) pursue all available remedies against Seller, including but not limited to an action for specific performance, or (iii) waive any representation or warranty contained in this Agreement and proceed to closing.

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3.07 Attorneys Fees and Costs. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs incurred in connection with such litigation, including reasonable attorneys’ fees, and together with all costs, including reasonable attorneys’ fees, for any and all appellate proceedings.

3.08 Survival. It is understood and agreed that whether or not it is specifically so provided herein, any provision of this Agreement which by its nature and effect is required to be observed, kept or performed after the closing of the purchase of the Membership Interest and Assets of Company as herein provided shall survive the closing as herein provided, and shall not be merged therein but shall remain binding upon and for the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns until fully observed, kept or performed.

3.09 Miscellaneous.

(i) Litigation and Disputes. Except as disclosed in Schedule 3.09(i) there are no claims, actions, suits or proceedings pending or, to the knowledge of Seller, threatened (or, to the knowledge of Seller, any governmental or regulatory investigation pending or threatened) against the Company or any of the Assets, properties or rights of the Company, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign. None of the Company or any of its Assets, properties or rights are subject to any outstanding injunction, order, decree, ruling or charge.

(ii) Full Disclosure. Seller does not have any knowledge of any specific events, transactions, or other facts (other than general economic or industry conditions) which, either individually or in the aggregate, would give rise to circumstances or conditions that might have a material adverse effect on the Company, Buyer’s ownership of the Company, or Buyer’s use of the Assets of the Company, including, but not limited to, its licenses and/or intellectual property.

(iii) Accuracy of Information. To Seller’s knowledge, the statements and documents contained in any schedules or other written documents executed and/or delivered by or on behalf of Seller pursuant to terms of this Agreement are, or will be when delivered, true, correct, and complete in all respects, and such schedules and other documents do not omit, or will not omit when delivered, any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. No representation or warranty contained herein or made hereunder contains or will contain any misstatement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The schedules and such other documents will be deemed to constitute representations and warranties of Seller under this Agreement to the same extent as if set forth in this Agreement.

(iv) Brokerage. No broker, finder or agent has acted directly or indirectly for Seller in connection with this Agreement or with the transactions contemplated hereby.

(v) Bankruptcy. No proceedings, whether voluntary or involuntary, are pending or threatened against Seller or the Company, nor is Seller or the Company contemplating any such proceedings, under the bankruptcy laws and/or receivership or similar laws of the United States of America or any state.

(vi) Corporate Documents. True, accurate and complete copies of the Articles of Incorporation and Operating Agreement of the Company, together with all amendments thereto, have been delivered to Buyer. Seller has furnished to Buyer copies of the corporate record books of Seller and the Company and the same are accurate and complete and reflect all resolutions adopted and all actions taken, authorized or ratified by the stockholders and directors of Seller and the Company, respectively.

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(vii) Membership Ownership and Capitalization. All of the Interests have been duly authorized and are validly issued, fully paid and non-assessable and were not issued in violation of the preemptive rights of any person. Other than the Interests, there are no outstanding membership interests of the Company.

(viii) No Undisclosed Liabilities. Attached hereto as Schedule 3.09(viii) are the current Company liabilities and there are no liabilities of the Company, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in the occurrence of any other liability outside of normal day-to-day operations. Seller agrees to indemnify Buyer in the case of any undisclosed liabilities that shall be demanded of the Company for any operation of the Company or Seller from operations prior to Closing for a period of five (5) years.

(ix) Contracts. The Company is not a party to or bound by any lease, agreement, contract or other commitment (collectively, the Contracts) except as disclosed in Schedule 3.09(ix).

(x) Taxes. Except as disclosed in Schedule 3.09(x) there are no taxes on or measured by income or gross receipts or franchise, real and personal property, employment, excise, sales and use or other taxes of any kind properly attributable to Seller or the Company for periods up to and including the Closing for which Buyer could be held liable which have not been or will not be paid by Seller. Company is current with all tax reporting obligations.

(xiii) Compliance with Laws. The Company has not engaged and is not engaging in any activity or practice, and has not omitted and is not omitting to take any action that violates or contravenes any law, statute, ordinance, or regulation.

3.10 Use of Proceeds. Seller agrees to use the proceeds received through this Agreement solely in settlement of all outstanding tax liabilities currently owed by Company to either the United States Internal Revenue Service or the State of Ohio.

3.11 Services of Daniel Unsworth and Future Operations. Seller agrees that the transaction contemplated by this agreement is expressly contingent upon Mr. Daniel Unsworth continuing to operate and manage the Company and its existing and future business operations under mutually agreed upon terms and conditions including, but not limited to, Sellers obligations, rights and responsibilities pertaining to profit sharing and compensation, ongoing involvement in the day-to-day management of operations, sales and marketing efforts. Buyer will be responsible for the day-to-day accounting and finance functions of the Company utilizing receipts, time slips and other relevant documentation to be provided by Seller from operations.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller all of the following, each of which is material to and is being relied upon by Seller.

4.01 Organization and Standing. Buyer(s) are corporations duly organized, validly existing, and in good standing under the laws of the State of Colorado with full power and authority to own its properties and assets and to conduct business as now conducted or proposed to be conducted.

4.02 Corporate Authority. Buyer has the full right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement. Neither the execution, delivery, or performance of this Agreement, nor the consummation of the transactions contemplated by this Agreement will (i) violate, contravene, or conflict with any provision of the Articles of Incorporation or Bylaws of Buyer, each as amended to date, or any constitution, law, statute, rule, regulation, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, government agency, court, or arbitrator to which Buyer is subject, or (ii) violate, contravene, conflict with, constitute a breach or default (or with notice or lapse of time, or both, constitute a breach or default) under, result in the termination or suspension of, or result in the acceleration of the performance required by, any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, license, lease, agreement, commitment, or other instrument or obligation to which Buyer is a party or to which Buyer or any of the properties or assets of Buyer may be subject, bound, or affected.

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4.03 Corporate Authorization. Buyer has taken all necessary corporate actions to authorize and approve the execution, delivery, and performance of this Agreement and the transactions contemplated by this Agreement (including approval by the Board of Directors of Buyer). This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

ARTICLE V

COVENANTS OF SELLER

Seller covenants to Buyer as follows:

5.01 Cooperation. From the date of this Agreement through the Closing Date or earlier termination of this Agreement, Seller, its officers, directors, stockholders, employees, accountants, attorneys, and agents will cooperate fully with Buyer to facilitate the consummation of the transactions contemplated by this Agreement.

5.02 Interim Operations. From the date of this Agreement through the Closing Date or earlier termination of this Agreement, Seller and the Company will not (i) sell, license, contract, commit, or otherwise encumber any of the Assets or the Shares or (ii) directly or indirectly through representatives, approach, engage in discussions with, provide information to, or enter into a transaction with another party concerning the Assets or the Shares.

ARTICLE VI

MUTUAL COVENANTS OF SELLER AND BUYER

Seller and Buyer covenant with each other as follows:

6.01 Confidentiality. Seller and Buyer covenant with each other that all information concerning the financial terms of this Agreement shall be kept confidential by each party, its attorneys, accountants, and representatives. All information furnished by any party in connection with this Agreement or the transactions contemplated by this Agreement shall be kept confidential by each of the other parties, and shall be used by it and its officers, attorneys, accountants, and representatives only in connection with this Agreement and the transactions contemplated by this Agreement, except to the extent that such information (i) already is known to such other party when received, (ii) thereafter becomes lawfully obtainable from other sources, (iii) is required to be disclosed in any document filed with the Securities and Exchange Commission or any other agency of any government, or (iv) is otherwise required to be disclosed pursuant to any federal, state, county, municipal, or local law, rule, or regulation or by any applicable judgment, order, or decree of any court or by any governmental body or agency having jurisdiction in the premises after such other party has given reasonable prior written notice to the other parties to this Agreement of the pending disclosure of any such information. In the event that the transactions contemplated by this Agreement shall fail to be consummated, each party shall promptly cause all copies of documents or extracts of such documents containing information and data as to another party hereto to be returned to such other party.

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6.02 Disclosure. Prior to the Closing Date, no party to this Agreement will issue any press release or make any other public disclosures concerning this transaction or the contents of this Agreement without the prior consent of the other party. The content of any such release or disclosure shall be mutually agreed upon between the parties. Following the Closing Date, neither Seller nor any stockholder of Seller shall issue any press release or make any other public disclosure concerning this transaction or the contents of this Agreement without the prior written consent of Buyer.

6.03 Miscellaneous Agreements. Subject to terms and conditions of this Agreement, each party shall use its commercially reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, appropriate, or desirable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. After the Closing Date, if Buyer considers or is advised that any further assignment, conveyance or other documents are necessary or desirable to vest, perfect, confirm or record in the Company title to any of the Assets or to aid in the prosecution, defense or enforcement of any rights arising from the transfer of the Shares to Buyer, Seller shall cause its authorized officer to execute and deliver promptly to Buyer any and all assignments, powers of attorney or other documents and do all things requested by Buyer to vest, perfect or confirm title to the Assets in the Company and title to the Shares in Buyer or to convey such other rights as provided herein or to otherwise carry out the intent of this Agreement.

ARTICLE VII

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF

SELLER AND BUYER

The respective obligations of each party to effect the transactions contemplated by this Agreement will be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

7.01 Litigation. The Company, Seller and Buyer shall not be subject to any order, decree, or injunction of a court or agency of competent jurisdiction that enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

7.02 Required Consents. Seller and the Company shall have obtained all of the Required Consents and shall have delivered to Buyer a written copy of each Required Consent prior to or at the Closing, if any.

ARTICLE VIII

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

The obligations of Seller to effect the transactions contemplated in this Agreement will be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

8.01 Representations and Warranties. The representations and warranties of Buyer set forth in Article IV of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (as though made on and as of the Closing Date) except (i) to the extent such representations and warranties are by their expressed provisions made as of a specified date and (ii) for the effect of transactions contemplated by this Agreement.

8.02 Performance of Obligations. Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

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ARTICLE IX

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

The obligations of Buyer to effect the transactions contemplated in this Agreement will be subject to fulfillment at or prior to the Closing Date of the following conditions:

9.01 Representations and Warranties. The representations and warranties of Seller set forth in Article III of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (as though made on and as of the Closing Date) except (i) to the extent such representations and warranties are by their expressed provisions made as of a specified date and (ii) for the effect of transactions contemplated by this Agreement.

9.02 Performance of Obligations. Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement.

9.03 Material Adverse Effect. There shall not have been any material adverse effect since the execution and delivery of this Agreement by the Seller or the Company.

ARTICLE X

DOCUMENTS TO BE DELIVERED AT THE CLOSING BY SELLER

Seller will deliver to Buyer the following documents at the Closing:

10.01 Required Consents. All Required Consents.

10.02 Company Documents; Books and Records. (a) the certificate of incorporation or charter of the Company, as amended, and a copy of the Operating Agreement of the Company, as amended; (b) a certificate of status, good standing or existence with respect to the Company from the Secretary of State of the State of Ohio, dated as of a recent date; and (c) the Company’s stock books, ledgers, minute books, and corporate seal, and copies of all books and records relating to the Assets, including, but not limited to, material contracts, purchasing and sales records, engineering records, accounting records, computer programs, customer and vendor lists and records, and such other records as Buyer may require in its use of the Assets subsequent to the Closing.

10.03 Assignment of Membership Interests. An Assignment of the Interests.

10.04 Termination Statements. Seller shall provide, if necessary, UCC-3 Termination Statements and/or such other instruments, executed by all appropriate third parties, demonstrating that the Assets are free and clear of all Liens, in form and substance acceptable to Buyer.

10.05 Certificate of Good Standing. Seller shall obtain and provide a certificate of good standing.

10.06 Other Documents. Such other documents as are reasonably requested by Buyer and its counsel or required to be delivered pursuant to this Agreement.

ARTICLE XI

DOCUMENTS TO BE DELIVERED AT THE CLOSING BY BUYER

Buyer will deliver to Seller the following documents at the Closing:

11.01 Officer’s Certificate. The certificate referred to in Section 11.02 of this Agreement.

11.02 Certificate of Secretarial Officer. The certificate of the Secretary of Buyer, dated the Closing Date, with respect to the incumbency of corporate officers and their signatures, corporate good standing, and the corporate director resolutions authorizing the transactions contemplated by this Agreement.

11.03 Payment. Buyer shall deliver the Purchase Price to the Buyer as provided in Section 2.01.

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11.04 Other Documents. Such other documents as are reasonably requested by Seller and its counsel or required to be delivered pursuant to this Agreement.

ARTICLE XII

TERMINATION AND ABANDONMENT

12.01 Events of Termination Prior to Closing. This Agreement may be terminated, without liability on the part of any party to the other, at any time before the Closing: (i) by mutual consent of Seller and Buyer; (ii) by Seller if any of the conditions precedent found in Articles VIII or IX of this Agreement have not been met and have not been waived in writing by Seller by Closing; (iii) by Buyer if any of the conditions precedent found in Articles VIII or X of this Agreement have not been met and have not been waived in writing by Buyer by Closing; (iv) by Seller if there is a breach of or failure by Buyer to perform in any material respect any of the representations, warranties, commitments, covenants, or conditions under this Agreement, which breach or failure is not cured within fifteen (15) days after written notice thereof is given to Buyer; and (v) by Buyer if there is a breach of or failure by Seller to perform in any material respect any of the representations, warranties, commitments, covenants, or conditions under this Agreement, which breach or failure is not cured within fifteen (15) days after written notice thereof is given to Seller. In the event of the termination of this Agreement by any party as above provided in clauses (ii), (iii), (iv), or (v) of this Section, written notice will forthwith be given to the other party, which notice will clearly specify the reason of such party for terminating this Agreement.

ARTICLE XIII

INDEMNIFICATION

13.01 Survival. All representations, warranties, covenants, and agreements of each of the parties set forth in this Agreement or in any other document or instrument delivered by any of the parties pursuant to this Agreement will survive the Closing and will remain operative and in full force and effect regardless of any investigations at any time made by or on behalf of any party and will not be deemed merged in any document or instrument executed or delivered at or after the Closing.

13.02 Indemnification by Seller. From and after the Closing, Seller will indemnify, defend, and hold harmless Buyer from, against, and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, cost, and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against, or prosecuting any litigation or claim, action, suit, proceeding, or demand) (collectively, the Loss), of any kind or character arising out of or in any manner incident, relating, or attributable to (i) the inaccuracy of any representation or breach of any warranty of Seller contained in this Agreement or in any certificate, instrument, or other document or agreement executed by Seller in connection with this Agreement or otherwise made or given in writing in connection with this Agreement, (ii) any failure by Seller to perform or observe any covenant, agreement, or condition to be performed or observed by it under this Agreement or under any certificate, instrument, or other document or agreement executed by it in connection with this Agreement, (iii) claims relating to the enforcement of Buyer’s rights under this Agreement, and (iv) any liabilities, obligations, debts, contracts, or other commitments of any kind or nature whatsoever, whether known or unknown and whether accrued, fixed, absolute, conditional, determined, determinable, or otherwise, of Seller existing on the Closing Date or arising out of, or resulting from, any transaction entered into, or any state of facts existing, prior to or at the Closing Date which are imposed on Buyer as result of this Transaction.

13.03 Indemnification by Buyer. From and after the Closing, Buyer will indemnify, defend, and hold harmless Seller from, against, and with respect to any Loss of any kind or character arising out of or in any manner incident, relating, or attributable to (i) the inaccuracy of any representation or breach of any warranty of Buyer contained in this Agreement or in any certificate, instrument, or other document or agreement executed by Buyer in connection with this Agreement or otherwise made or given in writing in connection with this Agreement, (ii) any failure by Buyer to perform or observe any covenant, agreement, or condition to be performed or observed by it under this Agreement or under any certificate, instrument, or other document or agreement executed by it in connection with this Agreement, and (iii) claims relating to the enforcement of Seller’s rights under this Agreement, and (iii) claims relating to the enforcement of Seller’s rights under this agreement.

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ARTICLE XIV

MISCELLANEOUS

14.01 Notices. Any notice or other communication which is required or permitted under this Agreement shall be in writing and shall be deemed to have been given, delivered, or made, as the case may be (notwithstanding lack of actual receipt by the addressee) (i) on the date sent if delivered personally or by cable, telecopy, telegram, telex, or facsimile (which is confirmed) or (ii) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (iii) one (1) business day after having been deposited with a nationally recognized overnight courier service (such as by way of example, but not limitation, U.S. Express Mail, Federal Express, or Airborne), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Seller or Company:	Brawnstone Security, LLC
6986 Fenwick Avenue Canton, Ohio 44721 Attn: Daniel Unsworth, Chief Executive Officer (330) 800-9006 daniel@brawnstone.com

With a copy to:	____________

If to Buyer:

The 420 Development Corporation and

Brawnstone Security Co, Inc.

319 Clematis Street – Suite 400

West Palm Beach, Florida 33401

Attn: Henry Fong, Chief Executive Officer

(561) 514-9042

henryfong1@gmail.com

14.02 Applicable Law. This Agreement shall be governed in its construction, interpretation, and performance by the laws of the State of Ohio, without reference to law pertaining to conflict of laws. In the event of any litigation or arbitration arising out of or relating to this Agreement, the prevailing party shall be entitled to recover all costs and reasonable attorneys’ fees incurred, including, without limitation, costs and fees incurred in any investigations, trials, bankruptcies, and appeals.

14.03 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

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14.04 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the corporate parties to this Agreement and their respective legal representatives, successors, and permitted assigns, and the individual parties to this Agreement and their respective heirs, personal representatives, and permitted assigns.

14.05 Construction. This Agreement shall not be construed more strictly against any party regardless of who is responsible for its drafting. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular and the singular include the plural. Wherever the context so requires, the masculine shall refer to the feminine, the feminine shall refer to the masculine, the masculine or the feminine shall refer to the neuter, and the neuter shall refer to the masculine or the feminine. The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any of its provisions.

14.06 Severability. The invalidity or unenforceability of any provision of this Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision of this Agreement. Any invalid or unenforceable provisions shall be deemed severable to the extent of any such invalidity or unenforceability.

14.07 Waiver. Any party may, by written notice to another party, (i) agree to extend the time for the performance of any of the obligations or other actions of the other party under this Agreement, (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement, (iii) waive compliance with any of the conditions or covenants of the other party contained in this Agreement, or (iv) waive or modify performance of any of the obligations of the other party under this Agreement.

14.08 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties. There are no representations, warranties, undertakings or agreements between the parties with respect to the subject matter of this Agreement except as set forth herein.

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IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

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